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                                  EXHIBIT 99.4

                             INTERGRAPH CORPORATION
                         RESTRICTED SHARE UNIT AGREEMENT

      THIS RESTRICTED SHARE UNIT AGREEMENT (this "Agreement") is made and entered into as of the ___ day of _________, 200_ (the "Grant Date"), between Intergraph Corporation, a Delaware corporation (the "Company"), and [DIRECTOR], (the "Grantee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Intergraph Corporation 2004 Equity Incentive Plan (the "Plan").

      WHEREAS, the Company has adopted the Plan, which permits the issuance of Restricted Share Units; and

      WHEREAS, in accordance with the provisions of an award pursuant to the Plan, the Grantee has elected to receive all or a portion of Grantee's retainers for services as a director of the Company (a "Director") in the form of a Restricted Share Unit award;

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    Grant of Restricted Share Unit Award.

            1.1 The Company hereby grants to the Grantee an award ("Award") of [NUMBER] Restricted Share Units ("RSUs") on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.

            1.2 This Agreement shall be construed in accordance and consistent with, and subject to, the terms of the Plan; and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same meanings as are set forth in the Plan.

            1.3 The Grantee's rights with respect to the Award shall remain forfeitable at all times prior to the dates on which the RSUs shall vest in accordance with Section 2 hereof. This Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Grantee other than by will or the laws of descent and distribution.

      2.    Vesting and Payment.

            2.1 Except as provided in Section 2.2, the Award shall vest in its entirety on the first anniversary of the Grant Date (such one year period sometimes referred to as the "Restricted Period"); provided, however, that unless otherwise determined by the Committee at or after the grant of the Award hereunder, all RSUs shall be forfeited, and all rights of Grantee to the Award shall terminate, unless the Grantee continues his/her service as a director of the Company, a Subsidiary or Affiliate for the entire Restricted Period.

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            2.2   Notwithstanding Section 2.1 above, all RSUs covered by the
Award shall immediately vest upon the occurrence of a Change in Control of the Company or in the event of termination of the Grantee's service as a director of the Company, a Subsidiary or Affiliate which results from Grantee's death or Disability (as defined below). If the Grantee's service as a director is terminated by Retirement or without cause (to be determined in the sole discretion of the Committee), the RSUs covered by the Award shall immediately vest, but only in proportion to the length of the Director's service as a director during such Restricted Period.

      For purposes of this Agreement, "Disability" means that the Grantee is unable to perform the essential duties of Grantee's occupation. For purposes of this Agreement, "Retirement" means Grantee's voluntary termination of service as a director with the Company after attaining 73 years of age.

      For the purposes of this Agreement, a "Change in Control" shall mean any of the following events:

            (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any Subsidiary or (ii) the Company or any Subsidiary;

            (b) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election or nomination for election by the Company's stockholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this paragraph; or

            (c)   Approval by stockholders of the Company of:

                  (i) A merger, consolidation or reorganization involving the Company, unless,

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                        (A) The stockholders of the Company, immediately before
                        such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                        (B) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

                        (C) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                  (ii)  A complete liquidation or dissolution of the Company; or

                  (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

            2.3 Subject to Sections 2.1 and 2.2, the Grantee shall be entitled to payment, at the time of Grantee's termination of service as a Director, in respect of all RSUs covered by the Award that are then vested. Subject to the provisions of the Plan, such payment shall be made through the issuance to the Grantee, as promptly as practicable thereafter (or to the

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executors or administrators of Grantee's estate, as promptly as practicable after the Company's receipt of notification of Grantee's death, as the case may
be), of a stock certificate for a number of Shares equal to the number of such vested RSUs. Notwithstanding the foregoing, if the Grantee shall have elected an alternative payment date for the Award, payment shall instead be made on such alternative date.

      3.    Dividend Equivalents.

      The Grantee shall receive dividend equivalents in respect of any vested RSUs covered by this Award at the time of any payment of dividends to stockholders on Shares. The amount of any such dividend equivalent shall equal the amount that would be payable to the Grantee as a stockholder in respect of a number of Shares equal to the number of vested RSUs then credited to Grantee hereunder. Any such dividend equivalent shall be paid in accordance with the Company's payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares. No dividend equivalents shall be paid under any circumstances in respect of RSUs that are not yet vested.

      4.    No Right to Continued Service.

      Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Grantee any right to continue service as a member of the Board.

      5.    Adjustments.

      In the event of a change in capitalization or other change in corporate structure described in the Plan, the Board may make such adjustment or substitution (including by substitution of shares of another corporation) as it may determine to be appropriate, in its sole discretion, in the number and class of Shares or other stock or securities represented by RSUs. Any such adjustment (or substitution) by the Board shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.

      6.    Grantee Bound by the Plan.

      The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      7.    Modification of Agreement.

      This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      8.    Severability.

      Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

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      9.    Governing Law.

      The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of law principles thereof, except to the extent that such laws are preempted by Federal law.

      10.   Successors in Interest.

      This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee's legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, administrators and successors.

      11.   Resolution of Disputes.

      Any dispute or disagreement which may arise under, or as a result of, or in any way related to, the interpretation, construction or application of this Agreement shall be determined by the Board. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.

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      IN WITNESS WHEREOF, the parties have caused this Restricted Share Unit
Agreement to be duly executed effective as of the day and year first above written.

                                         Intergraph Corporation

                                         By: _______________________________

                                         Grantee:

                                         ___________________________________
                                         Please Print

                                         Grantee:

                                         ___________________________________
                                         Signature

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